OPPENHEIMER STRATEGIC INCOME FUND
                  Supplement dated April 16, 1997 to the
                     Prospectus dated January 16, 1997

The Prospectus is changed as follows:

1. The Supplements dated January 16, 1997 and February 14, 1997 to the Prospectus are replaced by this Supplement.

2. On page 14, under the heading "Mortgage-Backed U.S. Government Securities and CMOs," the following sentence is deleted:

     The amount of illiquid stripped securities the Fund can hold will be subject to the Fund's fundamental investment policy limiting investments in illiquid securities to 5% of the Fund's assets, described below.

3.   The addresses for the Transfer Agent in "How to Sell Shares-
Selling Shares by Mail." on page 46 should be deleted and replaced by the following:

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail Requests to:
OppenheimerFunds Services
10200 E. Girard Ave., Building D
Denver, Colorado 80231

4. On the back cover page the address of the Fund should be deleted and replaced with the following:

Oppenheimer Strategic Income Fund
6803 South Tucson Way
Englewood, Colorado 80112
Telephone 1-800-525-7048




April 16, 1997